EXHIBIT 10.11

                    THIRD AMENDMENT TO EMPLOYMENT AGREEMENT

This Third Amendment (the "Third Amendment") to that certain employment agreement (the "Agreement") dated May 3, 2005 by and between Westside Energy Corporation (the "Company") and Sean J. Austin ("Austin") is made and entered into as of the 4th day of April, 2007, but effective as of the 1st day of January, 2007 by and between the Company and Austin. All capitalized, undefined terms used herein shall have the respective meanings given to such terms in the Agreement.

Recitals

WHEREAS,  the  Agreement  was  entered  on  or  about  May  3,  2005;  and

WHEREAS, the Agreement was first amended effective January 1, 2006 by an instrument entitled "FIRST AMENDMENT TO EMPLOYMENT AGREEMENT;" and

WHEREAS, the Agreement was amended a second time effective September 1, 2006 by an instrument entitled "SECOND AMENDMENT TO EMPLOYMENT AGREEMENT;" (for purposes of the remainder of this Third Amendment, the term "Agreement" shall mean the Agreement as heretofore amended by said First and Second Amendments); and

WHEREAS, the Company and Austin desire to amend further the Agreement upon the terms, provisions and conditions set forth hereinafter;

Agreement

NOW, THEREFORE, in consideration of the mutual covenants and agreements of the Company and Austin to amend the Agreement, the Company and Austin agree as follows:

1. Amendment to the Agreement. The Agreement is hereby amended so that the annual salary rate provided for thereunder is increased from $160,000 to $200,000.

2. Miscellaneous. Except as otherwise expressly provided herein, the Agreement is not amended, modified or affected by this Third Amendment. Except as expressly set forth herein, all of the terms, conditions, covenants, representations, warranties and all other provisions of the Agreement are herein ratified and confirmed and shall remain in full force and effect. On and after the date on which this Third Amendment becomes effective, the terms, "Agreement," "hereof," "herein," "hereunder" and terms of like import, when used herein or in the Agreement shall, except where the context otherwise requires, refer to the Agreement, as amended by this Third Amendment. This Third Amendment may be executed into one or more counterparts, and it shall not be necessary that the signatures of all parties hereto be contained on any one counterpart hereof; each counterpart shall be deemed an original, but all of which together shall constitute one and the same instrument.

                             [SIGNATURES TO FOLLOW]


IN WITNESS WHEREOF, this Third Amendment to the Agreement is adopted as of the 4th day of April, 2007, but effective as of the 1st day of January, 2007.

"COMPANY"                             "AUSTIN"

WESTSIDE  ENERGY  CORPORATION         /s/ Sean J. Austin
By:/s/ Douglas G. Manner              Sean  J.  Austin
Name:Douglas G. Manner
Title:Chief Executive Officer